MONEY MARKET PORTFOLIO --
                                 RETAIL SHARES

                            SUPPLEMENT TO PROSPECTUS
                             DATED SEPTEMBER 1, 1999
                             -----------------------

The Retail Shares of the Money Market Portfolio has changed its name to Premium Reserve Money Market Shares.


















December 29, 1999